Exhibit 99.4

North Italia & Fox Restaurant Concepts Acquisitions July 31, 2019

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as codified in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, without limitation, statements regarding the planned acquisitions of North Italia and FRC, reinforcing the Company’s leadership position in experiential dining, long-term profitable growth, the timing of closing of the transactions, impact on earnings per share, accelerated growth, accretive unit growth potential and economics, potential for domestic locations over time, anticipated run-rate revenues and other metrics at the time of closing of the transactions, FRC as an incubation engine, steady-state restaurant level margins, anticipated unit growth roadmap, pro forma revenues, the Company’s balance sheet and financial flexibility following the acquisitions, and plans to maintain a balanced capital allocation strategy, investing in new restaurants that are expected to meet the Company’s targeted returns, repaying borrowings under the Company’s credit facility and continuing the dividend and share repurchase program. Such forward-looking statements include all other statements that are not historical facts, as well as statements that are preceded by, followed by or that include words or phrases such as “believe,” “plan,” “will likely result,” “expect,” “intend,” “will continue,” “is anticipated,” “estimate,” “project,” “may,” “could,” “would,” “should” and similar expressions. These statements are based on current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in such statements. Investors are cautioned that forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such statements. These forward-looking statements may be affected by factors outside of the Company’s control including: the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements to acquire North Italia and FRC; the possibility that various closing conditions for the acquisitions of North Italia and FRC may not be satisfied or waived; the possibility of a failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals; the failure of the acquisitions to close for any other reason; the amount of fees and expenses related to the acquisitions; the failure to realize the anticipated benefits of the acquisitions; economic and political conditions that impact consumer confidence and spending; impact of recently enacted tax reform; acceptance and success of The Cheesecake Factory in international markets; acceptance and success of the North Italia, Flower Child, Social Monk Asian Kitchen and other concepts; the risks of doing business abroad through Company-owned restaurants and/or licensees; foreign exchange rates, tariffs and cross border taxation; changes in unemployment rates; changes in laws impacting the Company’s business, including increases in minimum wages and benefit costs; the economic health of the Company’s landlords and other tenants in retail centers in which its restaurants are located; the economic health of suppliers, licensees, vendors and other third parties providing goods or services to the Company; adverse weather conditions in regions in which the Company’s restaurants are located; factors that are under the control of government agencies, landlords and other third parties; the risk, costs and uncertainties associated with opening new restaurants; and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Forward-looking statements speak only as of the dates on which they are made and the Company undertakes no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise, unless required to do so by law. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the SEC, which are available at www.sec.gov. Safe Harbor Statement 2

An Experiential Dining Category Leader 3 Culinary forward. First class hospitality. Concepts like no other.

The Cheesecake Factory Incorporated has entered into definitive agreements to acquire Fox Restaurant Concepts (“FRC”), including Flower Child, and the remaining interest in North Italia, reinforcing its leadership position in experiential dining Positions the Company to drive long-term profitable growth in today’s restaurant industry All cash transaction funded with an upsized $400 million revolving credit facility and cash on hand Transactions expected to close around the end of the third quarter of fiscal 2019 Expected to be approximately neutral to earnings per share, excluding integration expenses, in fiscal 2020 and accretive thereafter Transactions Summary 4 North Italia & Fox Restaurant Concepts (FRC) Acquisitions Previously invested in North Italia and Flower Child(1) $88 million Cash due at closing $308 million Cash due ratably over next four years $45 million Total Consideration(2) ~$440 million Price/Sales(3) 1.1x (1) In FY16, the Company made minority equity investments in North Italia and Flower Child and provided additional growth capital in FY17, FY18 and FY19. (2)The FRC transaction also includes an earn-out provision based on the financial performance of the FRC brands outside of North Italia and Flower Child. (3) Price/Sales multiple based on anticipated run-rate sales at the close of the transactions.

Strong Strategic Rationale 5 North Italia & Fox Restaurant Concepts Aligned cultures & philosophies Differentiated & authentic concepts deliver unique guest experiences Meaningful accretive unit growth potential Diversification Acquisitions expected to accelerate growth and are aligned with our long-term strategy

Attractive valuation for concepts with meaningful growth potential and accretive unit economics FRC will operate as a wholly-owned subsidiary, and continue to be led by Sam Fox, Founder and Chief Executive Officer of FRC Additional value derived from the depth and breadth of the FRC team, which has a track record of successful concept innovation and solid operational execution - aligns well with CAKE’s culture and operational philosophy Unique Transaction Structure Expected to Accelerate Growth Potential While Maintaining Focus on Core Business 6 North Italia Fox Restaurant Concepts (FRC) Previously invested in North Italia(1) $44 million - Previously invested in Flower Child(1) - $44 million Cash due at closing $130 million $178 million Cash due ratably over next four years - $45 million Consideration $174 million $267 million** Price/Sales(2) 1.2x 1.1x Total Consideration(3) ~$440 million (1) In FY16, the Company made minority equity investments in North Italia and Flower Child and provided additional growth capital in FY17, FY18 and FY19. (2) Price/Sales multiples based on anticipated run-rate sales at the close of the transactions. (3) The FRC transaction also includes an earn-out provision based on the financial performance of the FRC brands outside of North Italia and Flower Child.

Turning a Modern Lens on Italian Cooking in the Upscale Casual Segment 7 All dishes handmade from scratch daily Team of passionate and dedicated people who deliver the perfect handcrafted experience Serving lunch, dinner, weekend brunch & weekday happy hour 30%+ alcohol mix Strong private dining business 20 locations in 9 states & Washington D.C.

Significant Accretive Growth Opportunity Potential for 200 Domestic Locations Over Time 8 Run-Rate Revenues ~$150 million FY18 Comparable Sales +5% # of Restaurants 20 Average Check $25 - $30 Preopening $/unit ~$0.8 - $0.9 million Maintenance capex (% of Total North Sales) ~1% Note: Run-rate revenues anticipated at the close of the transaction.

Fox Restaurant Concepts Will Serve as an Incubation Engine Innovating Concepts of the Future 9

Run-Rate Revenues ~$250 million # of Restaurants 45 Square Footage 3,500 – 15,000 Geographies 7 states & Washington D.C. Segments Fast Casual, Upscale Casual & Eatertainment Preopening % of AUV 12% Maintenance Capex (% of Total FRC Sales) 1% 10 Fox Restaurant Concepts at a Glance Note: Run-rate revenues anticipated at the close of the transaction.

11 New Unit Targets Sales ~$7 million ~$1,000/sq. ft. Restaurant-Level Margin % ~18% - 20% ~16% - 18% Cash Capex Investment $3 - $3.5 million $500/sq. ft. Cash-on-Cash Return 35%+ 25% - 30% Sales/Investment Ratio 2:1 2:1 Attractive Unit Economics Note: Steady-state restaurant-level margin typically reached by year three of operations.

The Future CAKE Multi-concept with segment, price point, occasion, real estate and labor model diversification Leveraging brand power, operational excellence, scale, supply chain and real estate development expertise Target Size (sq. ft.) 7,500 – 10,000 5,000 - 6,500 3,500 – 15,000 Average Unit Volume $10.7 million ~$7 million Avg. $5+ million Annual Unit Growth ~3% ~20%+ ~20% Top-Line Unit Growth Contribution ~3% ~2% ~2% 12 Anticipated Unit Growth Roadmap

Combined company is expected to be an experiential dining category leader with nearly $3 billion in pro forma 2020 revenues and anticipated 8%-plus revenue growth Acquisitions expected to be approximately neutral to earnings per share, excluding integration expenses, in fiscal 2020 and accretive thereafter Will continue to maintain a strong balance sheet and ample financial flexibility following the acquisitions Plan to maintain a balanced capital allocation strategy, investing in new restaurants that are expected to meet the Company’s targeted returns, repaying borrowings under the Company’s credit facility and continuing the dividend and share repurchase program Meaningful Value Creation Opportunities to Complement the Power and Potential of the Core Cheesecake Factory Business 13

North Italia & Fox Restaurant Concepts Acquisitions July 31, 2019